                               Table of Contents

                            Message to Shareholders
                                    PAGE 1

                     Statements of Assets and Liabilities
                                    PAGE 8

                           Statements of Operations
                                    PAGE 9

                      Statements of Changes in Net Assets
                                    PAGE 10

                      Schedules of Portfolio Investments
                                    PAGE 12

                         Notes to Financial Statements
                                    PAGE 20

                             Financial Highlights
                                    PAGE 26

                        Report of Independent Auditors
                                    PAGE 30

                 Trustees and Officers of The Willamette Funds
                                    PAGE 31

Dear Valued Shareholders:

Since the inception of the Willamette Family of Funds, we have received wide acceptance among our customers. The Willamette Family of Funds offers an array of specialty mutual funds designed to provide diversification to our investor's portfolios.

For much of the year, economic data seemed to indicate that the economy was headed for a recovery. Unfortunately, widespread accounting concerns and increasing investor skepticism overrode these positive signs. Corporate management lost credibility, and investors lost confidence in the equity market. This drove a sell-off that cut across virtually every market sector. While losses were widespread, more defensive value stocks posted smaller losses than their higher-growth counterparts. Investors increasingly turned toward the safer havens of money funds and Treasury and other government debt. This trend continued through the third quarter. In the fourth quarter, however, the markets staged somewhat of a reversal. Technology and telecommunications stocks, which had been some of the most battered issues, rallied for much of the quarter. By year's end, however, this rally appeared to lose steam as concerns about the prospects for war with Iraq grew.

Through all of this the economy continued to expand at a moderate pace, but mostly because of demand from consumers. Despite employment data that were at times disconcerting, consumer spending remained at reasonably strong levels. Tax cuts helped to give individuals some extra money in their pockets. However, most of the spending appeared to be fueled by mortgage refinancings, as homeowners took advantage of record low interest rates.

Corporate capital spending did not, however, follow the consumer's lead. Although there were occasional signs that companies might start to open their wallets, in the end capital spending remained at depressed levels. Overall economic uncertainty exacerbated by the risk of war in the Middle East, encouraged companies to keep a tight lid on the expenditures. Although improvement in capital spending was elusive throughout 2002, we are now seeing some signs of meaningful growth. Evidence of an upturn in corporate earnings is building as well. Continued improvement on both fronts suggests that growth in payrolls will follow. This is the key to the economy making a successful transition in 2003 from last year's recovery to an ongoing, self-sustaining expansion.

While investors have endured considerable pain in the past year, it's essential to remember that difficult times like these can create very attractive buying opportunities for those willing to focus on long-term fundamentals during periods of negative investor psychology. Increased conviction in the outlook for growth and profitability, in our view, will go a long way toward restoring investors' confidence in the financial markets.

Equity Markets

Willamette Value Fund

The Willamette Value Fund invests primarily in undervalued stocks of larger-capitalization companies. Many of our investments are "contrarian" in that they have been out of favor with investors for one reason or another and, as a result, their share prices have fallen to levels that, in our view, do not adequately reflect the company's intrinsic value.

World events and corporate accounting issues during the past year produced one of the most challenging investment environments on record. On a relative basis, however, large-capitalization value stocks outperformed large-cap growth stocks. This has been the case for much of the current bear market as investors have frowned upon stocks that are believed to be overpriced. The turmoil of the last year has given us ample opportunity to invest in a wide range of companies at, in our opinion, attractive levels of valuation. As we begin to see an economic recovery, we believe that these positions will outperform over time.

Willamette Small Cap Growth Fund

For the second year in a row, lower quality stocks (those with uncertain earnings outlooks and precarious balance sheets) were battered for the first three quarters of the year, only to bounce back somewhat in the final quarter and recoup some of their relative underperformance. Some of this rebound may be technical, and some of it is likely cyclically related. However, the common denominator is that many short-term and speculative investors temporarily inflated the prices of these lower quality issues. As we saw in the fourth quarter, our investment process will lag the broader indices in this type of environment. However, we are confident that by sticking with our relative earnings strength discipline of investing in higher quality secular and cyclical small cap growth stocks, our portfolios will outperform the small cap indices over a full market cycle as they have done in the past.

For 2003, we foresee a year of slow economic improvement and relatively low inflation. This environment should give the Federal Reserve maneuverability to leave rates low for most of the year, and could help the recovery remain on track. The Fed has signaled that it continues to be supportive of the economy, and the Bush Administration appears ready to assist with a sizeable tax cut proposal for good measure. The two wildcard caveats to this economic view are the situation in Iraq and the potential for rogue terrorist activity on US shores. We agree with Richmond Fed President Alfred Broaddus that the overhang from the Iraqi imbroglio is temporarily holding back economic expansion, and a settlement may be necessary for our economy to move forward with any momentum.

We believe our portfolio is well positioned to benefit from the market environment discussed in the proceeding paragraph. Our positions remain overweighted in Consumer Discretionary, Energy, and Materials. These groups should continue to exhibit relative earnings strength. As discussed above, we have utilized market rallies in the Consumer Discretionary sector to bring our overall position more in line with the benchmark. We are still quite confident that many of the companies that we own in this segment will continue to post higher than expected earnings growth rates. However, we have some concern that the superior relative earnings strength exhibited over the last several years by this sector overall could return to average as the non-consumer portion of the economy is more levered to the recovery. The overweight position we have had for the past two and a half years has been rewarding on a relative basis.

Willamette Technology Fund

Technology stocks fell during the year due to weak product demand stemming from poor profits and corporations paring back on their capital spending. Toward the beginning of the fourth quarter, technology stocks became so oversold that they rallied during the remainder of the quarter. Seasonal demand was not as bad as analysts had previously expected, but still remained worse than in previous years.

We have positioned the Fund in a moderately defensive posture. A very mild earnings pre-announcement season in early January served as a signal of a long-awaited bottoming and re-acceleration of capital and consumer spending on technology. As such, we are fully invested at this time. However, the fund's defensive posture reflects the uncertainty created during times of war, and our portfolio is heavy with companies that we believe can continue to deliver positive free cash flow in times of war or peace.

Willamette Global Health Sciences Fund

The global investment environment proved harsh. Beating profit estimates became a challenge for many companies, including those in the health-care sector, as they struggled with slow growth. The possibility of war with Iraq and several high-profile cases involving corporate wrongdoing hurt stock performance. Within this environment, the health-care sector saw divided results. Two typically stable areas--health care providers and services, and health care equipment and supplies--performed relatively well.

Conversely, biotechnology and pharmaceutical companies struggled with limited product pipelines that reduced sales prospects. Competition from generic drug makers further diminished large pharmaceutical companies' market shares, hurting returns. However, biotechnology companies with drugs in later-stage development performed better on the anticipation of product release.

With few exceptions, our long-term outlook on our holdings remained positive. With respect to subsector allocation, we maintained what we consider to be a diversified portfolio of health-care stocks. Consistent with our goal of capital appreciation, we continued to hold a number of biotech/emerging pharmaceutical names, emphasizing companies with FDA-approved products.

We owned only a few major drug stocks, based on company-specific issues and our belief that smaller, generic-oriented, drug companies generally have more attractive valuations and earnings-growth prospects. Many of these companies in our view have healthy balance sheets and good cash flows, and we intend to maintain a significant exposure to these securities.

Elsewhere of note, we maintained a smaller but still meaningful position in hospitals, a position that we believe gives the Portfolio some potentially beneficial diversification characteristics. Our outlook for the group remains favorable. First, in general, we think that health-care service providers could have positive revenue and earnings growth prospects for 2003. Also, we believe that publicly owned hospitals will continue to gain business from not-for-profit companies, which generally have weaker financial profiles. Government reimbursement risk, meanwhile, seems to be less of a threat to hospitals now. We believe that reimbursement rates should be stable over the near term, and we see no threat on the scale introduced by the Balanced Budget Act of 1997.

Looking Forward

Currently, we are working with The Bank of New York, Credit Suisse Asset Management LLC, and U.S. Bancorp Asset Management, Inc. as sub-advisors on our Family of Funds. Willamette Asset Managers continues to focus on providing a group of specialty funds and securing alliances with some of the country's premier asset managers. Our mix of specialty funds provides our shareholders with choices for their investment dollars within specific segments of the market. The Funds offer choices both by industry and market capitalization.

The Willamette Family of Funds would like to thank its shareholders for their continued trust and confidence.

Best Regards

/s/ Tim Phillips
Tim Phillips
CEO

Willamette Value Fund



Fund Objective:
The Willamette Value Fund seeks to provide above-average total return through a combination of capital appreciation and dividend income.

Investment Strategy:
The Fund focuses on purchasing equities believed to be fundamentally sound, that have a record of paying historically high dividends, and are priced low relative to their earnings and/or prices of comparable securities.

Asset Manager:
Willamette Asset Managers, Inc., a registered investment adviser and an affiliate of Phillips and Company Securities, Inc., acts as investment adviser to the Fund.

Sub-Adviser:
The Bank of New York, which has helped investors meet their investment objectives since 1832, provides day-to-day management of the Fund.







Growth of $10,000 as of March 31, 2003/1/

                           [CHART]

                Willamette Value Fund (POP)*    Dow Jones Composite Index
                ----------------------------    -------------------------
5/26/98                  $ 9,425.00                      $10,000.00
6/30/98                    9,189.44                       10,188.00
9/30/98                    8,623.94                        8,889.00
12/31/98                   9,541.55                       10,163.00
3/31/99                    9,529.27                       10,554.00
6/30/99                   10,649.03                       11,552.00
9/30/99                    9,980.24                       10,667.00
12/31/99                   9,865.76                       11,380.00
3/31/00                    9,435.54                       10,908.00
6/30/00                    8,771.83                       10,589.00
9/30/00                    8,967.63                       11,237.00
12/31/00                   9,647.98                       11,745.00
3/31/01                    8,942.03                       10,833.00
6/30/01                    9,373.45                       11,126.00
9/30/01                    8,020.38                        9,203.00
12/31/01                   8,638.08                       10,239.00
3/31/02                    9,098.91                       10,783.58
6/30/02                    8,187.00                        9,712.74
9/30/02                    6,471.00                        7,831.72
12/31/02                   7,236.00                        8,408.16
3/31/03                    6,687.00                        7,993.73


Average Annual Total Returns as of March 31, 2003

                                       Since Inception
                               1 Year     (5/26/98)
                          ----------------------------
                          NAV  -26.51%     -6.84%
                          ----------------------------
                          POP* -30.76%     -7.97%

*Public Offering Price (POP), reflects maximum sales charge of 5.75%.

Top 10 Holdings/2/

                     1. Caterpillar, Inc.             5.15%
                     2. General Electric Co.          5.01%
                     3. J.P. Morgan Chase & Co.       4.81%
                     4. Du Pont E.I. De Nemours & Co. 4.39%
                     5. General Motors Corp.          4.37%
                     6. Honeywell International, Inc. 4.26%
                     7. Eastman Kodak Co.             4.05%
                     8. SBC Communications, Inc.      3.54%
                     9. Altria Group, Inc.            3.54%
                    10. AT&T Corp.                    2.97%


--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

/1/ The performance of the Willamette Value Fund is measured against the Dow
    Jones Composite Index, which is unmanaged and is generally representative of the price-weighted average performance of 65 stocks that make up the Dow Jones Industrial Average, the Dow Jones Transportation Average and the Dow Jones Utility Average. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.
/2/ The Fund's holdings are subject to change at any time.

Willamette Small Cap Growth Fund



Fund Objective:
The Willamette Small Cap Growth Fund seeks to provide long-term capital appreciation.

Investment Strategy:
The Fund focuses on companies that exhibit strong potential for growth in sales and earnings per share, are well-managed, and show signs of expanding operations, new products, and distribution channels.

Asset Manager:
Willamette Asset Managers, Inc., a registered investment adviser and an affiliate of Phillips and Company Securities, Inc., acts as investment adviser to the Fund.

Sub-Adviser:
The Bank of New York, which has helped investors meet their investment objectives since 1832, provides day-to-day management of the Fund.






Growth of $10,000 as of March 31, 2003/1/

                        [CHART]

           Willamette Small Cap Fund (POP)*  Russell 2000 Index
           --------------------------------  ------------------
4/5/99              $ 9,425.00                   $10,000.00
6/30/99              10,414.70                    11,555.00
9/30/99              11,083.88                    10,825.00
12/31/99             16,862.73                    12,821.00
3/31/00              19,007.56                    13,729.00
6/30/00              18,140.10                    13,210.00
9/30/00              19,474.66                    13,357.00
12/31/00             16,330.60                    12,434.00
3/31/01              13,919.22                    11,625.00
6/30/01              15,652.40                    13,286.00
9/30/01              12,541.29                    10,524.00
12/31/01             14,317.59                    12,743.00
3/31/02              14,479.24                    13,250.47
6/30/02              12,782.00                    12,143.78
9/30/02              10,357.00                     9,544.95
12/31/02             10,807.00                    10,132.67
3/31/03              10,323.00                     9,677.57

Inception


Average Annual Total Returns as of March 31, 2003

                                       Since Inception
                               1 Year     (4/5/99)
                          ----------------------------
                          NAV  -28.71%      2.31%
                          ----------------------------
                          POP* -32.83%      0.80%
                               -------      -----

*Public Offering Price (POP), reflects maximum sales charge of 5.75%.

Top 10 Holdings/2/

             1. UCBH Holdings, Inc.                           2.39%
             2. Iron Mountain, Inc.                           2.25%
             3. NY Community Bancorp                          2.01%
             4. Microchip Technology, Inc.                    1.96%
             5. Coach, Inc.                                   1.91%
             6. Radio One, Inc.                               1.87%
             7. Cytyc Corp.                                   1.78%
             8. Celgene Corp.                                 1.72%
             9. Church & Dwight Co., Inc.                     1.72%
            10. Precision Drilling Corp.                      1.69%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

  Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

/1/ The performance of the Willamette Small Cap Growth Fund is measured against the Russell 2000 Index, which is unmanaged and is generally representative of the performance of domestically traded common stocks of small to mid-size companies. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. During the period, the Fund's investment adviser and its affiliates reduced certain fees. Absent such fee reductions, the Fund's performance would have been lower. Investors cannot invest directly in an index.
/2/ The Fund's holdings are subject to change at any time.

Willamette Technology Fund


Fund Objective:
The Willamette Technology Fund seeks to provide long-term growth of capital.

Investment Strategy:
The Fund focuses on the stocks of companies that have a unique technology, a clear competitive advantage, a strong financial position, and a relatively attractive share price.

Asset Manager:
Willamette Asset Managers, Inc., a registered investment adviser and an affiliate of Phillips and Company Securities, Inc., acts as investment adviser to the Fund.

Sub-Adviser:
U.S. Bancorp Asset Management, Inc. provides day-to-day management of the Fund.







Growth of $10,000 as of March 31, 2003/1/

                                    [CHART]


                 Willamette          Merrill Lynch
            Technology Fund (POP)*  Technology Index    NASDAQ-100 Index
            ---------------------   ----------------    ----------------
03/02/2000       $9,425.00             $10,000.00         $10,000.00
03/31/2000        8,435.44               9,533.00          10,306.77
06/30/2000        7,408.11               8,948.00           8,820.81
09/30/2000        6,691.80               8,611.00           8,368.08
12/31/2000        3,725.23               5,229.00           5,488.01
03/31/2001        1,923.92               3,661.00           3,687.07
06/30/2001        2,214.39               4,227.00           4,290.71
09/30/2001        1,184.53               2,498.00           2,738.19
12/31/2001        1,656.08               3,527.00           3,695.97
03/31/2002        1,508.95               3,261.93           3,404.81
06/30/2002        1,090.00               2,262.74           2,464.09
09/30/2002          773.00               1,551.40           1,951.09
12/31/2002          945.00               1,965.61           2,306.95
03/31/2003          888.00               1,962.05           2,387.33


Average Annual Total Returns as of March 31, 2003

                                       Since Inception
                               1 Year     (3/2/00)
                          ----------------------------
                          NAV  -41.13%     -53.56%
                          ----------------------------
                          POP* -44.52%     -54.44%

* Public Offering Price (POP), reflects maximum sales charge of 5.75%.

Top 10 Holdings/2/

             1. Adobe Systems, Inc.                           2.27%
             2. Dell Computer Corp.                           2.22%
             3. Texas Instruments, Inc.                       1.93%
             4. Jabil Circuit, Inc.                           1.89%
             5. Applied Films Corp.                           1.82%
             6. Infosys Technologies, ADR                     1.80%
             7. Benchmark Electronic, Inc.                    1.74%
             8. Microchip Technology, Inc.                    1.70%
             9. Analog Devices, Inc.                          1.65%
            10. Laboratory Corp. of America Holdings          1.65%


--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.
  The Fund's value and its returns may be considerably more volatile and pose greater risks due to the nature of the technology sector (short product cycles, price competition, obsolescence of existing technology) than the values and returns of other mutual funds invested in a broader range of industries and companies.
/1/ The performance of the Willamette Technology Fund is measured against the Merrill Lynch Technology Index and Nasdaq-100 Index. The Merrill Lynch Technology Index is an unmanaged index generally representative of the technology sector. The Nasdaq-100 Index contains 100 of the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market based on market capitalization. These indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. During the period, the Fund's investment adviser and its affiliates reduced certain fees. Absent such fee reductions, the Fund's performance would have been lower. Investors cannot invest directly in an index.
/2/ The Fund's holdings are subject to change at any time.

Willamette Global Health Sciences Fund



Fund Objective:
The Willamette Global Health Sciences Fund seeks to provide long-term growth of capital.

Investment Strategy:
The Fund focuses on purchasing equity securities of U.S. and foreign companies engaged in research and development, production, or distribution of products or services related to health care, medicine and life sciences.

Asset Manager:
Willamette Asset Managers, Inc., a registered investment adviser and an affiliate of Phillips and Company Securities, Inc., acts as investment adviser to the Fund.

Sub-Adviser:
Credit Suisse Asset Management, LLC, the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group and one of the world's leading banks, provides day-to-day management of the Fund.







Growth of $10,000 as of March 31, 2003/1/

                                    [CHART]


           Willamette Global    Dow Jones
            Health Sciences    World Health
               Fund (POP)*      Care Index    S & P 500 Index
           -----------------   ------------   ---------------
06/19/2000     $9,425.00        $10,000.00      $10,000.00
06/30/2000      9,613.57         11,189.00       10,246.29
09/30/2000     12,035.81         11,324.00       10,146.98
12/31/2000     11,011.71         12,000.00        9,353.60
03/31/2001      8,239.86         10,088.00        8,245.36
06/30/2001      9,876.48         10,361.00        8,727.57
09/30/2001      8,646.65         10,275.00        7,447.05
12/31/2001     10,044.46         10,351.00        8,242.76
03/31/2002      8,894.33         10,174.00        8,265.48
06/30/2002      7,466.00          8,929.00        7,158.76
09/30/2002      6,700.00          8,041.00        5,922.73
12/31/2002      6,757.00          9,366.00        6,421.74
03/31/2003      6,987.00          8,287.00        6,219.50


Average Annual Total Returns as of March 31, 2003

                                       Since Inception
                               1 Year     (6/19/00)
                          ----------------------------
                          NAV  -21.44%     -10.20%
                          ----------------------------
                          POP* -25.99%     -12.10%

*Public Offering Price (POP), reflects maximum sales charge of 5.75%.

Top 10 Holdings/2/

                       1. Pharmacia Corp.            7.22%
                       2. Affymetrix, Inc.           5.37%
                       3. Johnson & Johnson          3.83%
                       4. Sicor, Inc.                3.78%
                       5. Medtronic, Inc.            3.77%
                       6. Idec Pharmaceuticals Corp. 3.50%
                       7. Mylan Laboratories         3.46%
                       8. Anthem, Inc.               3.42%
                       9. Amgen, Inc.                3.17%
                      10. Medimmune, Inc.            2.70%


--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Because the Global Health Sciences Fund invests in a single industry, its shares do not represent a complete investment program. As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.
/1/ The performance of the Willamette Global Health Sciences Fund is measured against the Dow Jones World Health Care Index and the S&P 500 Index. The Dow Jones World Health Care Index is an unmanaged capitalization-weighted index of all the stocks in the S&P 500 that are involved in the business of health care related products and services. The S&P 500 Index is a market-value weighted index consisting of the common stocks of 500 major corporations selected by Standard and Poors for their market size, liquidity and industry group representation. These indices do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. During the period, the Fund's investment adviser and its affiliates reduced certain fees. Absent such fee reductions, the Fund's performance would have been lower. Investors cannot invest directly in an index.
/2/ The Fund's holdings are subject to change at any time.

WILLAMETTE FAMILY OF FUNDS

                     Statements of Assets and Liabilities
                                March 31, 2003

                                                                Willamette    Willamette    Willamette
                                                    Willamette   Small Cap    Technology   Global Health
                                                    Value Fund  Growth Fund      Fund      Sciences Fund
                                                   -----------  -----------  ------------  -------------
                     ASSETS:
Investments, at value (cost $10,935,965;
  $22,127,581; $12,097,582; and $15,939,268,
  respectively)................................... $ 8,473,208  $19,044,167  $  9,388,960   $13,648,585
Cash..............................................     100,178      101,777       101,076       755,315
Interest and dividends receivable.................      20,681        4,972         2,403         1,009
Receivable for capital shares sold................         929        9,689            --           928
Unamortized organizational costs..................         975           --            --            --
Prepaid expenses and other assets.................      12,099       19,385        15,473         9,549
                                                   -----------  -----------  ------------   -----------
       Total assets...............................   8,608,070   19,179,990     9,507,912    14,415,386
                                                   -----------  -----------  ------------   -----------
                   LIABILITIES:
Payable for capital shares redeemed...............          --        5,145         1,723        11,952
Accrued expenses and other payables:
   Investment advisory fees.......................       7,377       16,220         5,736        11,928
   Administration fees............................         192          424           214           318
   Distribution and shareholder service fees......       3,688        8,110         4,097         5,964
   Other..........................................      35,268       51,016        48,731        42,062
                                                   -----------  -----------  ------------   -----------
       Total liabilities..........................      46,525       80,915        60,501        72,224
                                                   -----------  -----------  ------------   -----------
       Net assets................................. $ 8,561,545  $19,099,075  $  9,447,411   $14,343,162
                                                   ===========  ===========  ============   ===========
                   NET ASSETS:
Capital........................................... $13,026,153  $25,149,376  $ 56,257,055   $20,379,358
Accumulated net realized losses on investments and
  foreign currency transactions...................  (2,001,851)  (2,966,887)  (44,101,022)   (3,745,629)
Unrealized depreciation on investments and foreign
  currency transactions...........................  (2,462,757)  (3,083,414)   (2,708,622)   (2,290,567)
                                                   -----------  -----------  ------------   -----------
       Net assets................................. $ 8,561,545  $19,099,075  $  9,447,411   $14,343,162
                                                   ===========  ===========  ============   ===========
Outstanding units of beneficial interest (shares).   1,256,235    2,137,191     2,007,250     1,968,354
                                                   ===========  ===========  ============   ===========
Net asset value--redemption price per share....... $      6.82  $      8.94  $       4.71   $      7.29
                                                   ===========  ===========  ============   ===========
Maximum Sales Charge..............................        5.75%        5.75%         5.75%         5.75%
                                                   ===========  ===========  ============   ===========
Maximum Offering Price per share (100%/(100%--
  maximum sales charge) of net asset value
  adjusted to the nearest cent)................... $      7.24  $      9.49  $       5.00   $      7.73
                                                   ===========  ===========  ============   ===========

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS

                           Statements of Operations
                           Year Ended March 31, 2003

                                                                                                Willamette
                                                                     Willamette    Willamette  Global Health
                                                         Willamette   Small Cap    Technology    Sciences
                                                         Value Fund  Growth Fund      Fund         Fund
                                                        -----------  -----------  -----------  -------------
INVESTMENT INCOME:
Interest income........................................ $     4,211  $     1,121  $     5,451   $     6,637
Dividend income (Net of foreign withholding tax of
  $0; $0; $0; and $73, respectively)...................     310,819      104,997       14,719        40,517
                                                        -----------  -----------  -----------   -----------
   Total Income........................................     315,030      106,118       20,170        47,154
                                                        -----------  -----------  -----------   -----------
EXPENSES:
Investment advisory fees...............................     104,627      277,642      129,688       192,152
Administration fees....................................      20,926       46,274       21,615        32,026
Distribution and shareholder service fees..............      52,313      115,684       54,036        80,063
Fund accounting fees...................................      35,394       38,289       37,250        35,591
Custodian fees.........................................       1,036        2,298        1,055         1,694
Legal fees.............................................      18,585       43,783       21,688        30,640
Organization expense...................................       6,592           --           --            --
Transfer agent fees....................................      89,191      158,385      178,779       148,605
Trustee fees...........................................       5,228       12,000        5,813         8,443
Other..................................................      46,735       76,942       49,507        57,246
                                                        -----------  -----------  -----------   -----------
   Total expenses before fee reductions................     380,627      771,297      499,431       586,460
Fees reduced by the investment advisor and its
  affiliates...........................................          --      (46,274)     (54,037)      (32,026)
                                                        -----------  -----------  -----------   -----------
   Net expenses........................................     380,627      725,023      445,394       554,434
                                                        -----------  -----------  -----------   -----------
Net investment loss....................................     (65,597)    (618,905)    (425,224)     (507,280)
                                                        -----------  -----------  -----------   -----------
REALIZED/UNREALIZED LOSSES ON
  INVESTMENTS:
Net realized losses on investments and foreign
  currency transactions................................    (752,825)  (1,136,657)  (2,881,784)   (3,321,565)
Change in unrealized appreciation/depreciation on
  investments and translation of assets and liabilities
  in foreign currencies................................  (2,615,936)  (6,844,836)  (3,441,711)     (794,117)
                                                        -----------  -----------  -----------   -----------
Net realized/unrealized losses on investments and
  foreign currency transactions........................  (3,368,761)  (7,981,493)  (6,323,495)   (4,115,682)
                                                        -----------  -----------  -----------   -----------
Change in net assets resulting from operations......... $(3,434,358) $(8,600,398) $(6,748,719)  $(4,622,962)
                                                        ===========  ===========  ===========   ===========

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS

                      Statements of Changes in Net Assets

                                                                                     Willamette
                                                     Willamette Value Fund     Small Cap Growth Fund
                                                   ------------------------  -------------------------
                                                    Year Ended   Year Ended   Year Ended    Year Ended
                                                    March 31,    March 31,    March 31,     March 31,
                                                       2003         2002         2002          2003
                                                   -----------  -----------  ------------  -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss.............................. $   (65,597) $   (85,872) $   (618,905) $  (658,271)
 Net realized losses on investment transactions...    (752,825)     (92,622)   (1,136,657)  (1,806,945)
 Change in unrealized appreciation/depreciation on
   investments....................................  (2,615,936)     355,958    (6,844,836)   3,425,231
                                                   -----------  -----------  ------------  -----------
Change in net assets resulting from operations....  (3,434,358)     177,464    (8,600,398)     960,015
                                                   -----------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gains on investment
   transactions...................................          --           --            --   (2,036,303)
                                                   -----------  -----------  ------------  -----------
Change in net assets from shareholder
  distributions...................................          --           --            --   (2,036,303)
                                                   -----------  -----------  ------------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued......................   2,802,847    1,486,728     2,170,670    5,892,863
 Dividends reinvested.............................          --           --            --    2,026,574
 Cost of shares redeemed..........................  (2,632,597)  (2,717,645)   (5,999,242)  (5,326,283)
                                                   -----------  -----------  ------------  -----------
Change in net assets from capital transactions....     170,250   (1,230,917)   (3,828,572)   2,593,154
                                                   -----------  -----------  ------------  -----------
 Change in net assets.............................  (3,264,108)  (1,053,453)  (12,428,970)   1,516,866
NET ASSETS:
 Beginning of period..............................  11,825,653   12,879,106    31,528,045   30,011,179
                                                   -----------  -----------  ------------  -----------
 End of period.................................... $ 8,561,545  $11,825,653  $ 19,099,075  $31,528,045
                                                   ===========  ===========  ============  ===========
SHARE TRANSACTIONS:
 Issued...........................................     319,926      161,508       210,294      437,123
 Reinvested.......................................          --           --            --      170,731
 Redeemed.........................................    (338,458)    (299,512)     (587,279)    (415,155)
                                                   -----------  -----------  ------------  -----------
Change in shares..................................     (18,532)    (138,004)     (376,985)     192,699
                                                   ===========  ===========  ============  ===========

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS

                      Statements of Changes in Net Assets

                                                                                     Willamette
                                                                                    Global Health
                                                   Willamette Technology Fund       Sciences Fund
                                                   -------------------------  ------------------------
                                                    Year Ended   Year Ended    Year Ended  Period Ended
                                                    March 31,    March 31,     March 31,    March 31,
                                                       2003       2002(a)         2003         2002
                                                   -----------  ------------  -----------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment loss.............................. $  (425,224) $   (454,672) $  (507,280) $  (580,806)
 Net realized losses on investments and foreign
   currency transactions..........................  (2,881,784)  (15,145,148)  (3,321,565)    (420,471)
 Change in unrealized appreciation/depreciation on
   investments and translation of assets and
   liabilities in foreign currencies..............  (3,441,711)   12,711,238     (794,117)   2,634,214
                                                   -----------  ------------  -----------  -----------
Change in net assets resulting from operations....  (6,748,719)   (2,888,582)  (4,622,962)   1,632,937
                                                   -----------  ------------  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net realized gains on investments and
   foreign currency transactions..................          --            --           --     (315,687)
                                                   -----------  ------------  -----------  -----------
Change in net assets from shareholder
  distributions...................................          --            --           --     (315,687)
                                                   -----------  ------------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued......................   1,998,223     8,800,761      911,930    3,740,862
 Dividends reinvested.............................          --            --           --      314,441
 Cost of shares redeemed..........................  (2,564,792)   (1,820,833)  (4,200,440)  (3,830,105)
                                                   -----------  ------------  -----------  -----------
Change in net assets from capital transactions....    (566,569)    6,979,928   (3,288,510)     225,198
                                                   -----------  ------------  -----------  -----------
 Change in net assets.............................  (7,315,288)    4,091,346   (7,911,472)   1,542,448
NET ASSETS:
 Beginning of period..............................  16,762,699    12,671,353   22,254,634   20,712,186
                                                   -----------  ------------  -----------  -----------
 End of period.................................... $ 9,447,411  $ 16,762,699  $14,343,162  $22,254,634
                                                   ===========  ============  ===========  ===========
SHARE TRANSACTIONS:
 Issued...........................................     379,912     1,061,811      121,052      386,902
 Reinvested.......................................          --            --           --       31,319
 Redeemed.........................................    (468,132)     (206,362)    (551,389)    (398,394)
                                                   -----------  ------------  -----------  -----------
Change in shares..................................     (88,220)      855,449     (430,337)      19,827
                                                   ===========  ============  ===========  ===========

--------
(a) Share transactions have been adjusted to reflect the effect of 1 for 5 reverse share split that occurred on April 13, 2001.

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE VALUE FUND

                       Schedule of Portfolio Investments
                                March 31, 2003


            Shares
              or
           Principal                 Security
            Amount                  Description                Value
           ---------   -------------------------------------   -----
           Common Stocks (95.4%):
           Aerospace & Military Technology (6.3%):
            17,083     Honeywell International, Inc......... $  364,893
             3,000     United Technologies Corp.............    173,340
                                                             ----------
                                                                538,233
                                                             ----------
           Automotive (4.4%):
            11,123     General Motors Corp..................    373,955
                                                             ----------
           Banking & Financial Services (13.1%):
             5,000     Citigroup, Inc.......................    172,250
             6,000     FleetBoston Financial Corp...........    143,280
            17,352     J.P. Morgan Chase & Co...............    411,415
             4,500     KeyCorp..............................    101,520
             5,000     National City Corp...................    139,250
             3,750     PNC Financial Services Group, Inc....    158,925
                                                             ----------
                                                              1,126,640
                                                             ----------
           Building Materials (0.9%):
             2,250     Florida Rock Industries, Inc.........     76,163
                                                             ----------
           Chemicals (4.4%):
             9,670     Du Pont (E.I.) de Nemours & Co.......    375,776
                                                             ----------
           Computer Software, Peripherals & Internet (3.1%):
             1,500     International Business Machines Corp.    117,645
             6,000     Microsoft Corp.......................    145,260
                                                             ----------
                                                                262,905
                                                             ----------
           Diversified Electronics (2.1%):
             1,500     Agilent Technologies, Inc. (b).......     19,725
             2,250     Eaton Corp...........................    157,388
                                                             ----------
                                                                177,113
                                                             ----------
           Diversified Operations (6.1%):
             3,750     Dover Corp...........................     90,825
            16,837     General Electric Co..................    429,344
                                                             ----------
                                                                520,169
                                                             ----------
           Drugs & Pharmaceuticals (6.2%):
             5,000     Bristol-Myers Squibb Co..............    105,650
             2,000     Johnson & Johnson....................    115,740
             4,000     Merck & Co., Inc.....................    219,120
             2,500     Wyeth................................     94,550
                                                             ----------
                                                                535,060
                                                             ----------

             Shares
               or
            Principal              Security
             Amount               Description               Value
            --------- -----------------------------------   -----
            Common Stocks, continued:
            Energy (0.5%):
              1,200   KeySpan Corp....................... $   38,700
                                                          ----------
            Food Products & Services (1.3%):
              3,000   Unilever--PLC......................    111,150
                                                          ----------
            Insurance (3.6%):
              5,000   AFLAC, Inc.........................    160,250
              4,250   Allstate Corp......................    140,973
                216   Travelers Property Casualty Corp.--
                       Class A...........................      3,043
                443   Travelers Property Casualty Corp.--
                       Class B...........................      6,251
                                                          ----------
                                                             310,517
                                                          ----------
            Machinery & Equipment (5.2%):
              8,968   Caterpillar, Inc...................    441,226
                                                          ----------
            Oil--Integrated Companies (9.2%):
              1,000   ChevronTexaco Corp.................     64,650
              3,500   ConocoPhillips.....................    187,600
              1,200   EnCana Corp........................     38,832
             10,000   Grant Prideco, Inc. (b)............    120,600
              2,000   Royal Dutch Petroleum Co.--
                       NY Shares.........................     81,500
              4,000   Shell Transport & Trading Co. PLC--
                       ADR...............................    144,880
              4,250   Weatherford International, Inc. (b)    160,523
                                                          ----------
                                                             798,585
                                                          ----------
            Paper Products (1.5%):
              6,000   Sonoco Products Co.................    125,580
                                                          ----------
            Photo Equipment & Supplies (4.0%):
             11,700   Eastman Kodak Co...................    346,320
                                                          ----------
            Retail Stores (2.0%):
              4,000   Costco Wholesale Corp. (b).........    120,120
              2,000   Tiffany & Co.......................     50,000
                                                          ----------
                                                             170,120
                                                          ----------
            Semiconductors (2.4%):
              5,400   Intel Corp.........................     87,912
              7,000   Texas Instruments, Inc.............    114,590
                                                          ----------
                                                             202,502
                                                          ----------

                                   Continued

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE VALUE FUND

                       Schedule of Portfolio Investments
                                March 31, 2003


                Shares
                  or
               Principal          Security
                Amount           Description            Value
               --------- ----------------------------   -----
               Common Stocks, continued:
               Telecommunications (10.0%):
                15,703   AT&T Corp................... $  254,389
                 9,000   Nokia Corp.--ADR............    126,090
                15,124   SBC Communications, Inc.....    303,386
                 5,000   Verizon Communications, Inc.    176,750
                                                      ----------
                                                         860,615
                                                      ----------
               Tobacco (3.5%):
                10,116   Altria Group, Inc...........    303,075
                                                      ----------
               Transportation (5.6%):
                 5,500   Canadian Pacific Railway Co.    115,995
                 8,000   CP Ships Ltd................    102,240
                 4,500   CSX Corp....................    128,340
                10,000   GulfMark Offshore, Inc. (b).    134,500
                                                      ----------
                                                         481,075
                                                      ----------
                  Total Common Stocks
                   (Cost $10,637,565).............     8,175,479
                                                      ----------

                  Shares
                    or
                 Principal                 Security
                  Amount                  Description             Value
                   ---------         ------------------------     -----
                 Index-Linked Trusts (3.5%):
                   3,730            DIAMONDS Trust, Series I... $  297,729
                                                                ----------
                    Total Index-Linked Trusts
                     (Cost $298,400)........................       297,729
                                                                ----------
                    Total Investments (Cost $10,935,965)
                     (a)--98.9%.............................     8,473,208
                    Assets in excess of other liabilities--1.1%     88,337
                                                                ----------
                    Net Assets--100.0%......................    $8,561,545
                                                                ==========

--------
ADR--American Depositary Receipt
PLC--Public Limited Company

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $56,494. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $   173,188
                    Unrealized depreciation....  (2,692,431)
                                                -----------
                    Net unrealized depreciation $(2,519,243)
                                                ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE SMALL CAP GROWTH FUND

                       Schedule of Portfolio Investments
                                March 31, 2003


            Shares
              or
           Principal              Security
            Amount               Description                 Value
            ------   ------------------------------------    -----
           Common Stocks (99.7%):
           Airlines (0.0%):
                82   JetBlue Airways Corp. (b)........... $     2,272
                                                          -----------
           Apparel/Footwear (0.6%):
             3,600   Reebok International Ltd. (b).......     118,260
                                                          -----------
           Banking & Financial Services (12.5%):
            11,000   Banknorth Group, Inc................     239,910
             6,600   Commercial Capital Bancorp (b)......      70,950
                25   Community Banks, Inc................         728
             2,800   Doral Financial Corp................      98,980
             7,000   First Sentinel Bancorp, Inc.........      96,740
            14,500   Greater Bay Bancorp.................     207,350
             3,900   Hudson United Bancorp...............     120,120
             4,005   Legg Mason, Inc.....................     195,204
            12,910   New York Community Bancorp, Inc.....     384,718
             2,955   Southern Financial Bancorp, Inc.....      88,207
            10,400   UCBH Holdings, Inc..................     457,391
             6,237   Waddell & Reed Financial, Inc.--
                      Class A............................     109,584
            11,400   Wilmington Trust Corp...............     316,920
                                                          -----------
                                                            2,386,802
                                                          -----------
           Biotechnology (1.7%):
             4,000   Neurocrine Biosciences, Inc. (b)....     167,120
            10,100   NPS Pharmaceuticals, Inc. (b).......     156,146
                                                          -----------
                                                              323,266
                                                          -----------
           Broadcasting--Radio & Cable TV (3.4%):
            13,800   Entravision Communications Corp. (b)      74,520
            10,550   Hispanic Broadcasting Corp. (b).....     217,963
            27,020   Radio One, Inc.--Class D (b)........     357,745
                                                          -----------
                                                              650,228
                                                          -----------
           Chemicals (3.2%):
            13,500   Airgas, Inc. (b)....................     249,885
            10,600   Fuller (H.B.) Co....................     245,072
             6,400   Olin Corp...........................     116,288
                                                          -----------
                                                              611,245
                                                          -----------
           Commercial Services (3.6%):
             6,400   Alliance Data Systems (b)...........     108,800
            11,240   Iron Mountain, Inc. (b).............     429,930
            13,600   Perot Systems Corp.--Class A (b)....     139,536
                                                          -----------
                                                              678,266
                                                          -----------

           Shares
             or
          Principal                Security
           Amount                 Description                  Value
           ------    --------------------------------------    -----
          Common Stocks, continued:
          Computer Software, Peripherals & Internet (3.8%):
            5,550    Activision, Inc. (b).................. $    80,198
           58,300    Concurrent Computer Corp. (b).........     128,843
           13,900    J.D. Edwards & Co. (b)................     153,177
            7,000    Manhattan Associates, Inc. (b)........     122,710
            7,600    ManTech International Corp.--
                      Class A (b)..........................     112,624
           13,100    Manugistics Group, Inc. (b)...........      29,868
           14,150    SeaChange International, Inc. (b).....     102,305
                                                            -----------
                                                                729,725
                                                            -----------
          Consumer Products (3.5%):
           10,800    Church & Dwight Co., Inc..............     327,888
            6,100    Maytag Corp...........................     116,083
            4,450    The Scotts Co. (b)....................     230,510
                                                            -----------
                                                                674,481
                                                            -----------
          Diversified Electronics (6.6%):
            9,900    Aeroflex, Inc. (b)....................      56,034
           11,059    Avnet, Inc. (b).......................     115,898
           29,100    Bell Microproducts, Inc. (b)..........     148,701
            8,200    Diebold, Inc..........................     278,308
            7,100    Jabil Circuit, Inc. (b)...............     124,250
           10,100    KEMET Corp. (b).......................      78,780
            4,700    Lattice Semiconductor Corp. (b).......      35,438
            9,500    Mettler-Toledo International, Inc. (b)     283,005
           14,900    Plexus Corp. (b)......................     136,335
                                                            -----------
                                                              1,256,749
                                                            -----------
          Drugs & Pharmaceuticals (5.1%):
           10,800    AdvancePCS, Inc. (b)..................     306,072
           13,400    Alkermes, Inc. (b)....................     121,538
              900    AmerisourceBergen Corp................      47,250
           12,575    Celgene Corp. (b).....................     327,956
            4,300    Cephalon, Inc. (b)....................     171,742
                                                            -----------
                                                                974,558
                                                            -----------
          Education & Training (2.2%):
           11,830    DeVry, Inc. (b).......................     220,866
            7,410    ITT Educational Services, Inc. (b)....     207,480
                                                            -----------
                                                                428,346
                                                            -----------

                                   Continued

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE SMALL CAP GROWTH FUND

                       Schedule of Portfolio Investments
                                March 31, 2003


            Shares
              or
           Principal                Security
            Amount                 Description                Value
            ------     -----------------------------------    -----
           Common Stocks, continued:
           Energy (3.0%):
            15,100     Arch Coal, Inc..................... $   287,051
             3,800     Peabody Energy Corp................     105,982
             6,950     Premor, Inc. (b)...................     178,546
                                                           -----------
                                                               571,579
                                                           -----------
           Entertainment (1.9%):
             6,200     International Speedway Corp.--
                        Class A...........................     248,372
            20,500     Six Flags, Inc. (b)................     114,800
                                                           -----------
                                                               363,172
                                                           -----------
           Food Products & Services (2.1%):
             5,700     Peet's Coffee & Tea, Inc. (b)......      94,506
            10,100     Performance Food Group Co. (b).....     309,666
                                                           -----------
                                                               404,172
                                                           -----------
           Home Furnishings (1.1%):
             7,400     Ethan Allen Interiors, Inc.........     217,782
                                                           -----------
           Hospitals (1.8%):
            13,000     Community Health Systems, Inc. (b).     266,370
             3,100     LifePoint Hospitals, Inc. (b)......      77,841
                                                           -----------
                                                               344,211
                                                           -----------
           Medical & Health Care Products/Services (8.4%):
            26,100     CYTYC Corp. (b)....................     340,605
             4,200     Patterson Dental Co. (b)...........     192,906
             4,800     Quest Diagnostics, Inc. (b)........     286,512
             9,600     Renal Care Group, Inc. (b).........     299,328
             5,700     Universal Health Services, Inc. (b)     232,389
            11,680     Waters Corp. (b)...................     247,149
                                                           -----------
                                                             1,598,889
                                                           -----------
           Metals (0.7%):
             8,600     Timken Co..........................     134,332
                                                           -----------
           Oil & Gas Exploration, Equipment & Services (8.6%):
            10,700     Cal Dive International, Inc. (b)...     192,707
             3,500     Core Laboratories N.V. (b).........      36,400
            36,000     Grey Wolf, Inc. (b)................     141,840
             2,300     Maverick Tube Corp. (b)............      42,780
             6,800     National-Oilwell, Inc. (b).........     152,252
             4,900     Newfield Exploration Co. (b).......     166,061
             4,100     Patterson-UTI Energy, Inc. (b).....     132,676

           Shares
             or
          Principal               Security
           Amount                Description                  Value
           ------   --------------------------------------    -----
          Common Stocks, continued:
            9,700   Precision Drilling Corp. (b).......... $   323,689
            5,800   Stone Energy Corp. (b)................     194,764
           11,000   Superior Energy Services, Inc. (b)....      94,050
            9,275   Varco International, Inc. (b).........     169,825
                                                           -----------
                                                             1,647,044
                                                           -----------
          Paper Products (2.6%):
           12,500   Boise Cascade Corp....................     273,125
            4,300   Bowater, Inc..........................     159,745
           11,500   Buckeye Technologies, Inc. (b)........      54,625
                                                           -----------
                                                               487,495
                                                           -----------
          Publishing (2.6%):
            3,600   Lee Enterprises, Inc..................     113,472
            1,500   McClatchy Co.--Class A................      80,385
            2,300   Pulitzer, Inc.........................     100,211
            7,500   Scholastic Corp. (b)..................     201,750
                                                           -----------
                                                               495,818
                                                           -----------
          Restaurants (0.5%):
            3,900   Chicago Pizza & Brewery, Inc. (b).....      27,378
            2,000   Panera Bread Co. (b)..................      60,980
                                                           -----------
                                                                88,358
                                                           -----------
          Retail Stores (9.8%):
           12,400   A.C. Moore Arts & Crafts, Inc. (b)....     171,492
            4,200   AnnTaylor Stores Corp. (b)............      86,226
           10,700   Barnes & Noble, Inc. (b)..............     203,193
            9,500   Coach, Inc. (b).......................     364,135
            8,450   Columbia Sportswear Co. (b)...........     314,087
            8,200   Electronics Boutique Holdings
                     Corp. (b)............................     137,678
           17,500   Foot Locker, Inc......................     187,250
           15,200   Too, Inc. (b).........................     252,472
            6,700   Williams-Sonoma, Inc. (b).............     146,060
                                                           -----------
                                                             1,862,593
                                                           -----------
          Semiconductors (5.9%):
           12,100   Asyst Technologies, Inc. (b)..........      65,582
            7,300   Fairchild Semiconductor International,
                     Inc. (b).............................      76,358
           18,850   Microchip Technology, Inc.............     375,115
           14,200   Photon Dynamics, Inc. (b).............     232,312

                                   Continued

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE SMALL CAP GROWTH FUND

                       Schedule of Portfolio Investments
                                March 31, 2003


             Shares
               or
            Principal             Security
             Amount              Description                Value
             ------   ----------------------------------    -----
            Common Stocks, continued:
             14,900   Semtech Corp. (b)................. $   225,735
             11,000   Skyworks Solutions, Inc. (b)......      68,530
             35,800   Vitesse Semiconductor Corp. (b)...      76,612
                                                         -----------
                                                           1,120,244
                                                         -----------
            Telecommunications (0.6%):
             17,600   Cable Design Technologies (b).....     117,040
                                                         -----------
            Transportation (3.9%):
              5,000   Arkansas Best Corp................     127,100
              3,600   Roadway Corp......................     120,672
              3,300   SCS Transportation, Inc. (b)......      34,914
              5,800   Swift Transportation Co., Inc. (b)      92,800
              3,700   USFreightways Corp................      93,647
              7,266   Werner Enterprises, Inc...........     139,943
              6,000   Yellow Corp. (b)..................     144,780
                                                         -----------
                                                             753,856
                                                         -----------
               Total Common Stocks
                (Cost $22,127,581)...................     19,040,783
                                                         -----------

               Shares
                 or
              Principal               Security
               Amount                Description                  Value
               ------         ------------------------------      -----
              Rights/Warrants (0.0%):
              Banking & Financial Services (0.0%):
                2,700       Bank United Corp.--Class A (b).... $       324
                                                               -----------
              Savings & Loan (0.0%):
               20,400       Dime Bancorp, Inc. (b)............       3,060
                                                               -----------
                 Total Rights/Warrants (Cost $0)...........          3,384
                                                               -----------
                 Total Investments (Cost $22,127,581)
                  (a)--99.7%...............................     19,044,167
                 Assets in excess of other liabilities--0.3%        54,908
                                                               -----------
                 Net Assets--100.0%........................    $19,099,075
                                                               ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $50,846. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $ 2,304,860
                    Unrealized depreciation....  (5,439,120)
                                                -----------
                    Net unrealized depreciation $(3,134,260)
                                                ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE TECHNOLOGY FUND

                       Schedule of Portfolio Investments
                                March 31, 2003


           Shares
             or
          Principal               Security
           Amount                Description                 Value
          --------- --------------------------------------   -----
          Common Stocks (99.4%):
          Broadcasting--Radio & Cable TV (2.2%):
            2,730   Clear Channel Communications,
                     Inc. (b)............................. $   92,602
            4,440   USA Interactive, Inc. (b).............    118,947
                                                           ----------
                                                              211,549
                                                           ----------
          Business Services (1.1%):
            6,600   Accenture Ltd. (b)....................    102,300
                                                           ----------
          Communications Equipment (2.9%):
            3,840   Harris Corp...........................    106,637
            2,040   L-3 Communications Holdings,
                     Inc. (b).............................     81,947
           15,110   Tellabs, Inc. (b).....................     87,487
                                                           ----------
                                                              276,071
                                                           ----------
          Computer Networking (5.1%):
            5,440   Cisco Systems, Inc. (b)...............     70,611
           15,940   Computer Network Technology
                     Corp. (b)............................    109,667
            6,200   Kroll, Inc. (b).......................    132,742
           15,350   NetScout Systems, Inc. (b)............     42,811
            9,050   Overland Storage, Inc. (b)............    130,049
                                                           ----------
                                                              485,880
                                                           ----------
          Computer Services (1.0%):
            2,150   Affiliated Computer Services, Inc. (b)     95,159
                                                           ----------
          Computer Software, Peripherals & Internet (36.2%):
            6,950   Adobe Systems, Inc....................    214,268
            8,170   Altiris, Inc. (b).....................    102,043
            4,550   AOL-Time Warner, Inc. (b).............     49,413
            7,410   Apple Computer, Inc. (b)..............    104,777
           11,160   ATI Technologies, Inc. (b)............     57,362
            8,900   AutoDesk, Inc.........................    135,814
            8,750   Borland Software Corp. (b)............     80,500
           10,280   Computer Associates International,
                     Inc..................................    140,425
            7,690   Dell Computer Corp. (b)...............    210,013
            6,220   Documentum, Inc. (b)..................     81,606
           17,030   DoubleClick, Inc. (b).................    132,323
            2,020   Electronic Arts, Inc. (b).............    118,453
           12,640   EMC Corp. (b).........................     91,387
            8,701   Hewlett-Packard Co....................    135,301

             Shares
               or
            Principal             Security
             Amount              Description               Value
            --------- ----------------------------------   -----
            Common Stocks, continued:
              2,730   Hyperion Solutions Corp. (b)...... $   66,203
             17,520   Informatica Corp. (b).............    113,004
              2,770   Infosys Technologies Ltd.--ADR....    169,940
              2,260   Intuit, Inc. (b)..................     84,072
             12,520   J.D. Edwards & Co. (b)............    137,970
             23,210   Lawson Software, Inc. (b).........    107,694
              2,230   Lexmark International, Inc. (b)...    149,299
              2,780   Mercury Interactive Corp. (b).....     82,510
             17,800   Moldflow Corp. (b)................    117,480
              8,390   NetIQ Corp. (b)...................     93,632
              8,300   Oracle Corp. (b)..................     90,047
              1,290   Packeteer, Inc. (b)...............     12,642
              5,330   PeopleSoft, Inc. (b)..............     81,549
              3,310   SAP AG--ADR.......................     62,758
             22,310   ScanSoft, Inc. (b)................    100,395
              5,550   SERENA Software, Inc. (b).........     88,584
              2,620   Symantec Corp. (b)................    102,652
              6,310   VERITAS Software Corp. (b)........    110,930
                                                         ----------
                                                          3,425,046
                                                         ----------
            Diversified Electronics (14.4%):
             19,280   Aeroflex, Inc. (b)................    109,125
             10,660   Applied Films Corp. (b)...........    172,148
              5,800   AU Optronics Corp.--ADR (b).......     32,770
              5,790   Benchmark Electronics, Inc. (b)...    164,031
              6,370   Celestica, Inc. (b)...............     72,809
              2,790   DRS Technologies, Inc. (b)........     69,778
             13,200   Flextronics International Ltd. (b)    115,104
             10,180   Jabil Circuit, Inc. (b)...........    178,151
             11,680   LeCroy Corp. (b)..................    113,763
             14,420   Motorola, Inc.....................    119,109
              7,810   Newport Corp. (b).................     92,236
              5,040   Synaptics, Inc. (b)...............     37,800
              6,780   Teradyne, Inc. (b)................     78,919
                                                         ----------
                                                          1,355,743
                                                         ----------
            Drugs & Pharmaceuticals (0.6%):
              3,000   Alpharma, Inc.....................     53,790
                                                         ----------
            Entertainment (0.4%):
              9,630   Championship Auto Racing Teams,
                       Inc. (b).........................     35,246
                                                         ----------

                                   Continued

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE TECHNOLOGY FUND

                       Schedule of Portfolio Investments
                                March 31, 2003


              Shares
                or
             Principal                Security
              Amount                 Description               Value
              ---------   ---------------------------------    -----
             Common Stocks, continued:
             Medical & Health Care Products/Services (4.5%):
               3,590      Beckman Coulter, Inc.............. $  122,168
              16,890      Given Imaging Ltd. (b)............    146,943
               5,250      Laboratory Corporation of America
                           Holdings (b).....................    155,662
                                                             ----------
                                                                424,773
                                                             ----------
             Semiconductors (25.0%):
              14,540      Amkor Technology, Inc. (b)........     75,172
               5,680      Analog Devices, Inc. (b)..........    156,200
              11,040      Applied Materials, Inc. (b).......    138,883
               9,710      ASML Holding N.V. (b).............     63,795
              33,420      ChipPAC, Inc. (b).................    120,312
               6,990      Intel Corp........................    113,797
               4,540      Linear Technology Corp............    140,150
              26,950      LogicVision, Inc. (b).............     42,581
              13,230      LSI Logic Corp. (b)...............     59,800
               6,610      Marvell Technology Group Ltd. (b).    140,066
               8,080      Microchip Technology, Inc.........    160,791
              24,560      Microtune, Inc. (b)...............     51,822
               7,540      MKS Instruments, Inc. (b).........     94,250
              14,140      Monolithic System Technology,
                           Inc. (b).........................     99,546
               3,510      Novellus Systems, Inc. (b)........     95,718
              15,670      PDF Solutions, Inc. (b)...........     99,505
              11,600      RF Micro Devices, Inc. (b)........     69,936

            Shares
              or
           Principal               Security
            Amount                Description                 Value
           ---------  ------------------------------------    -----
           Common Stocks, continued:
             1,420    Semtech Corp. (b).................... $   21,513
            22,250    Silicon Storage Technology, Inc. (b).     51,175
            22,005    Taiwan Semiconductor Manufacturing
                       Co. Ltd.--ADR (b)...................    150,514
            11,144    Texas Instruments, Inc...............    182,426
            36,655    United Microelectronics--ADR (b).....    110,332
             5,220    Xilinx, Inc. (b).....................    122,200
                                                            ----------
                                                             2,360,484
                                                            ----------
           Telecommunications (6.0%):
             5,860    Advanced Fibre Communications,
                       Inc. (b)............................     88,720
            18,530    CIENA Corp. (b)......................     80,976
            10,950    Juniper Networks, Inc. (b)...........     89,462
             3,710    Nokia Corp.--ADR.....................     51,977
            14,890    TEKELEC (b)..........................    129,245
             6,130    UTStarcom, Inc. (b)..................    122,539
                                                            ----------
                                                               562,919
                                                            ----------
              Total Common Stocks
               (Cost $12,097,583).......................     9,388,960
                                                            ----------
              Total Investments (Cost $12,097,582)
               (a)--99.4%...............................     9,388,960
              Assets in excess of other liabilities--0.6%       58,451
                                                            ----------
              Net Assets--100.0%........................    $9,447,411
                                                            ==========

--------
ADR--American Depositary Receipt

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $193,502. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation.... $   372,143
                    Unrealized depreciation....  (3,274,267)
                                                -----------
                    Net unrealized depreciation $(2,902,124)
                                                ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE GLOBAL HEALTH SCIENCES FUND

                       Schedule of Portfolio Investments
                                March 31, 2003

           Shares or
           Principal              Security
            Amount               Description                 Value
           --------- ------------------------------------    -----
           Common Stocks (95.1%):
           Biotechnology (11.8%):
             17,600  Applera Corp. (Celera Genomics
                      Group) (b)......................... $   151,712
             15,600  CollaGenex Pharmaceuticals, Inc. (b)     133,380
              7,800  Cubist Pharmaceuticals, Inc. (b)....      62,478
              9,800  Invitrogen Corp. (b)................     300,174
             16,900  Protein Design Labs, Inc. (b).......     125,060
              6,300  Scios, Inc. (b).....................     277,578
             32,500  SICOR, Inc. (b).....................     542,750
             16,600  Transkaryotic Therapies, Inc. (b)...      98,272
                                                          -----------
                                                            1,691,404
                                                          -----------
           Drugs & Pharmaceuticals (51.0%):
              6,000  AdvancePCS, Inc. (b)................     170,040
             29,600  Affymetrix, Inc. (b)................     769,600
              3,700  AmerisourceBergen Corp..............     194,250
              7,900  Amgen, Inc. (b).....................     454,645
             14,100  Andrx Group (b).....................     166,521
              9,400  Caremark Rx, Inc. (b)...............     170,610
              5,500  Galen Holdings PLC--ADR.............     142,065
              6,400  Genentech, Inc. (b).................     224,064
             14,600  IDEC Pharmaceuticals Corp. (b)......     502,517
              9,484  Johnson & Johnson...................     548,839
             29,100  King Pharmaceuticals, Inc. (b)......     347,163
             14,600  Medarex, Inc. (b)...................      47,158
             11,800  MedImmune, Inc. (b).................     387,394
             17,250  Mylan Laboratories, Inc.............     495,938
             10,000  Omnicare, Inc.......................     272,100
              4,700  OSI Pharmaceuticals, Inc. (b).......      75,200
             11,225  Pfizer, Inc.........................     349,771
             23,900  Pharmacia Corp......................   1,034,870
             19,800  Sepracor, Inc. (b)..................     268,092
             13,800  Shire Pharmaceuticals Group PLC (b).     255,714
              4,400  Teva Pharmaceutical Industries
                      Ltd.--ADR..........................     183,260
              2,900  Watson Pharmaceuticals, Inc. (b)....      83,433
              4,800  Wyeth...............................     181,536
                                                          -----------
                                                            7,324,780
                                                          -----------

        Shares or
        Principal                 Security
         Amount                  Description                   Value
        --------- -----------------------------------------    -----
        Common Stocks, continued:
        Hospitals (7.3%):
          10,000  Community Health Systems, Inc. (b)....... $   204,900
           3,200  HCA, Inc.................................     132,352
          13,200  Health Management Associates, Inc.--
                   Class A.................................     250,800
          12,300  LifePoint Hospitals, Inc. (b)............     308,853
          10,300  Select Medical Corp. (b).................     146,775
                                                            -----------
                                                              1,043,680
                                                            -----------
        Insurance (3.4%):
           7,400  Anthem, Inc. (b).........................     490,250
                                                            -----------
        Medical & Health Care Products/Services (21.6%):
           6,400  Biomet, Inc..............................     196,160
           6,400  Express Scripts, Inc.--Class A (b).......     356,352
           9,100  Fisher Scientific International, Inc. (b)     254,436
           5,657  Laboratory Corporation of America
                   Holdings (b)............................     167,730
           9,500  Lincare Holdings, Inc. (b)...............     291,555
          12,000  Medtronic, Inc...........................     541,440
          12,800  Priority Healthcare Corp.--Class B (b)...     341,120
           4,000  Quest Diagnostics, Inc. (b)..............     238,760
           6,700  Respironics, Inc. (b)....................     230,286
          22,800  TheraSense, Inc. (b).....................     152,304
          36,400  WebMD Corp. (b)..........................     328,328
                                                            -----------
                                                              3,098,471
                                                            -----------
           Total Common Stocks
            (Cost $15,939,268)..........................     13,648,585
                                                            -----------
           Total Investments (Cost $15,939,268)
            (a)--95.2%..................................     13,648,585
           Assets in excess of other liabilities--4.8%..        694,577
                                                            -----------
           Net Assets--100.0%...........................    $14,343,162
                                                            ===========

--------
ADR--American Depositary Receipt
PLC--Public Limited Company
(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

                    Unrealized appreciation     $ 1,346,002
                    Unrealized depreciation      (3,636,685)
                                                -----------
                    Net unrealized depreciation $(2,290,683)
                                                ===========

(b) Represents non-income producing securities.

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS

                         Notes to Financial Statements
                                March 31, 2003


1.Organization:

  The Willamette Family of Funds (the "Funds") were organized as a Delaware statutory trust on January 17, 2001 and are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each of the Funds is the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into the corresponding fund, effective April 1, 2001. The Funds currently offer four managed investment portfolios and are authorized to issue an unlimited number of shares. The accompanying financial statements and financial highlights are those of the Willamette Value Fund ("Value Fund"), the Willamette Small Cap Growth Fund ("Small Cap Growth Fund"), the Willamette Technology Fund ("Technology Fund"), and the Willamette Global Health Sciences Fund ("Global Health Sciences Fund") (individually referred to as a "Fund" and collectively, the "Funds").

2.Significant Accounting Principles:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Securities are valued at the earlier of the close of regular trading on the New York Stock Exchange (the "Exchange") or 4:00 p.m. eastern time on the days the Exchange is open. Equity securities and index-linked trusts are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are primarily traded. Listed securities for which last sales prices are not available are valued at the most recent bid. Securities for which recent market quotations are not readily available are valued at their fair value in the best judgment of the Adviser or Sub-Adviser under the supervision of the Board of Trustees. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents.

  Securities Transactions and Related Income:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends has been provided for in accordance with the applicable country's tax rules and rates.

                                   Continued

WILLAMETTE FAMILY OF FUNDS

                         Notes to Financial Statements
                                March 31, 2003



  Expenses:

  Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses for the Funds are prorated to the Funds on the basis of relative net assets or other appropriate basis.

  Organization Costs:

  All expenses in connection with the Value Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are amortized straight-line over a period of 5 years commencing with the date of the initial public offering.

  On June 30, 1998 the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operations subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund were paid by Willamette Asset Managers, Inc.

  Dividends to Shareholders:

  The Value Fund intends to declare its net investment income, if any, quarterly as a dividend. The Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund intend to declare their net investment income, if any, annually as dividends. Net realized capital gains for each fund, if any, are declared and distributed at least annually, normally in December of each year.

  Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment. Temporary differences do not require reclassification.

3.Related Party Transactions:

  Investment advisory services are provided by Willamette Asset Managers, Inc. (the "Adviser"). The Adviser is an affiliate of Phillips & Company Securities, Inc. ("Phillips"), a registered broker-dealer. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a fee, computed daily and paid monthly based upon each Fund's average daily net assets, at the annual rate of 1.00% for the Value Fund and 1.20% for the Small Cap Growth Fund, Technology Fund and Global Health Sciences Fund.

  For each of the Funds, the Adviser has retained a Sub-Adviser to provide portfolio management services. The Adviser pays the fees of each Sub-Adviser, at no additional cost to a Fund. The Sub-Adviser for each of the Funds, are as follows: Value Fund and Small Cap Growth Fund, Bank of New York; Technology Fund, U.S. Bank National Association; Global Health Sciences Fund, Credit Suisse Asset Management, LLC.

                                   Continued

WILLAMETTE FAMILY OF FUNDS

                         Notes to Financial Statements
                                March 31, 2003



  BISYS Fund Services Limited Partnership (the "Distributor"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the distributor to the Funds. Pursuant to the Funds' Distribution and Shareholder Service Plan (the "12b-1 Plan"), the Distributor may receive fees computed at the annual rate of 0.50% of the average daily net assets of each Fund for services provided under the 12b-1 Plan. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing. The Distributor is entitled to receive commissions on sales of shares of the Funds. For the period ended March 31, 2003, BISYS received $367,294 from commissions earned on sales of shares of the Funds, of which $319,838 was re-allowed to affiliates.

  BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Funds as Administrator, Transfer Agent, and Fund Accountant under the Administration, Transfer Agency, and Fund Accounting Agreements. BISYS Ohio, receives a fee based on a percentage of each Funds average daily net assets, plus certain out of pocket expenses.

  For its services as Administrator, BISYS Ohio receives an annual fee of 0.20% of each Funds average daily net assets.

  For its services as Fund Accountant, BISYS Ohio receives an $30,000 annual fee per fund, plus certain out of pocket expenses.

  Certain trustees and officers of the Funds are affiliated with BISYS. Such individuals are not paid any fees directly by the Funds for serving as trustees and officers of the Funds.

  During the year ended March 31, 2003, Credit Suisse First Boston, an affiliate of CSAM, the Sub-Adviser to the Global Health Sciences Fund was paid $15,242 in brokerage commissions.

4.Purchases and Sales of Securities:

  Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2003 were as follows:

                                                  Purchases     Sales
                                                 ----------- -----------
        Value Fund.............................. $ 4,955,127 $ 4,593,500
        Small Cap Growth Fund...................   6,471,991   8,478,505
        Technology Fund.........................  12,270,067  12,870,794
        Global Health Sciences Fund.............   5,360,863   8,262,351

5.Federal Tax Information:

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the "Code") and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

WILLAMETTE FAMILY OF FUNDS

                         Notes to Financial Statements
                                March 31, 2003



6.Distributions to shareholders:

  During the fiscal year ended March 31, 2003, there were no distributions paid.


  The tax character of distributions paid during the fiscal year ended March 31, 2002 was as follows:

                                    Distributions paid from
                                    ------------------------
                                       Net          Net          Total        Tax         Total
                                    Investment   Long Term      Taxable      Return   Distributions
                                      Income   Capital Gains Distributions of Capital     Paid
                                    ---------- ------------- ------------- ---------- -------------
Value Fund.........................  $     --   $       --    $       --      $--      $      -- *
Small Cap Growth Fund..............  $     --   $2,036,303    $2,036,303      $--      $2,036,303*
Technology Fund....................  $     --   $       --    $       --      $--      $      -- *
Global Health Sciences Fund........  $315,687   $       --    $  315,687      $--      $ 315,687 *

--------
* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

  As of March 31, 2003 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                                                                                                      Total
                                         Undistributed Undistributed              Accumulated      Unrealized      Accumulated
                                           Ordinary      Long-Term   Accumulated  Capital and     Appreciation/     Earnings/
                                            Income     Capital Gains  Earnings   Other Losses** (Depreciation)***   (Deficit)
                                         ------------- ------------- ----------- -------------- ----------------- ------------
Value Fund..............................      $--           $--          $--      $ (1,945,357)    $(2,519,251)   $ (4,464,608)
Small Cap Growth Fund...................      $--           $--          $--      $ (2,916,041)    $(3,134,260)   $ (6,050,301)
Technology Fund.........................      $--           $--          $--      $(43,907,521)    $(2,902,124)   $(46,809,645)
Global Health Sciences Fund.............      $--           $--          $--      $ (3,745,629)    $(2,290,683)   $ (6,036,312)

--------
** As of March 31, 2003, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.
*** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.

                                                     Amount    Expires
                                                   ----------- -------
          Value Fund.............................. $   725,307  2009
          Value Fund.............................. $   199,826  2010
          Value Fund.............................. $   477,159  2011
          Small Cap Growth Fund................... $ 1,818,998  2010
          Small Cap Growth Fund................... $ 1,012,310  2011
          Technology Fund......................... $11,939,222  2009
          Technology Fund......................... $24,860,489  2010
          Technology Fund......................... $ 6,063,295  2011
          Global Health Sciences Fund............. $   423,956  2010
          Global Health Sciences Fund............. $ 3,030,993  2011

                                   Continued

WILLAMETTE FAMILY OF FUNDS

                         Notes to Financial Statements
                                March 31, 2003



  Net capital losses incurred after October 31, and within the tax year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended March 31, 2003, the Funds deferred to April 1, 2003 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

                                                     Capital Losses
                                                     --------------
            Value Fund..............................   $  543,065
            Small Cap Growth Fund...................   $   84,733
            Technology Fund.........................   $1,044,515
            Global Health Sciences Fund.............   $  290,680

7.Investment Risks

  Risks of Technology Related Companies

  Because the Technology Fund invests primarily in stocks of technology-related companies, it is particular susceptible to risks associated with these companies. The Technology Fund's performance will depend on the performance of securities of issuers in technology-related industries, which may differ from general stock market performance. The products and services of technology-related companies may become rapidly obsolete due to technological advances, competing technologies or price competition. In addition, government regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these companies or the market value of their securities. Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

  Risks of Health Sciences Companies

  Because the Global Health Sciences Fund invests primarily in stocks of health sciences companies, it is particularly susceptible to risks associated with these companies. The Global Health Sciences Fund's performance will depend on the performance of securities of issuers in health sciences-related industries, which may differ from general stock market performance. The products and services of health sciences companies may become rapidly obsolete due to technological and scientific advances. In addition, governmental regulation may have a material effect on the demand for products and services of these companies, and new or amended regulations can adversely affect these issuers or the market value of their securities. Finally, lawsuits or legal proceedings against these companies can adversely affect the value of their securities.

                                   Continued

WILLAMETTE FAMILY OF FUNDS

                         Notes to Financial Statements
                                March 31, 2003



  Foreign Securities Risk

  Investments in securities of non-U.S. issuers have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Global Health Sciences Fund, less regulation, less information, currency fluctuations and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Global Health Sciences Fund's investments in foreign securities may include investments in the form of sponsored or unsponsored American Depositary Receipts. Ownership of unsponsored depositary receipts may not entitle the Global Health Sciences Fund to financial and other reports from the issuer of the underlying security, and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE VALUE FUND
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                                      Year Ended March 31,           Period Ended
                                             -------------------------------------    March 31,
                                               2003      2002      2001      2000      1999(a)
                                             -------   -------   -------   -------   ------------
Net Asset Value, Beginning of Period........ $  9.28   $  9.12   $  9.65   $ 10.11     $ 10.00
                                             -------   -------   -------   -------     -------
Investment Activities
   Net investment income (loss).............   (0.05)    (0.07)    (0.02)     0.01          --
   Net realized/unrealized gains (losses)
     on investment transactions.............   (2.41)     0.23     (0.49)    (0.10)       0.11
                                             -------   -------   -------   -------     -------
       Total from investment activities.....   (2.46)     0.16     (0.51)    (0.09)       0.11
                                             -------   -------   -------   -------     -------
Distributions
   Tax return of capital....................      --        --     (0.01)       --          --
   In excess of net investment income.......      --        --        --     (0.01)         --
   Net realized gains on investment
     transactions...........................      --        --     (0.01)    (0.36)         --
                                             -------   -------   -------   -------     -------
       Total distributions..................      --        --     (0.02)    (0.37)         --
                                             -------   -------   -------   -------     -------
Net Asset Value, End of Period.............. $  6.82   $  9.28   $  9.12   $  9.65     $ 10.11
                                             =======   =======   =======   =======     =======
Total Return (excludes sales charge)........  (26.51)%    1.75%    (5.23)%   (0.98)%      1.11%(b)
Ratios/Supplemental Data:
   Net Assets, end of period (000's)........ $ 8,562   $11,826   $12,879   $15,872     $14,965
   Ratio of net expenses to average net
     assets.................................    3.64%     3.13%     2.90%     2.75%       2.90%(c)
   Ratio of net investment income (loss)
     to average net assets..................   (0.63)%   (0.71)%   (0.22)%    0.03%       0.02%(c)
   Ratio of gross expenses to average net
     assets*................................    3.64%     3.13%     2.90%     3.02%       3.20%(c)
   Portfolio turnover.......................   45.09%    30.41%    66.29%    79.63%       0.39%

--------
* During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.
(a) For the period May 26, 1998 (commencement of operations) through March 31, 1999.
(b) Not Annualized.
(c) Annualized.

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE SMALL CAP GROWTH FUND
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                                             Year Ended March 31,      Period Ended
                                                         ---------------------------    March 31,
                                                           2003      2002      2001      2000(a)
                                                         -------   -------   -------   ------------
Net Asset Value, Beginning of Period.................... $ 12.54   $ 12.93   $ 19.94     $ 10.00
                                                         -------   -------   -------     -------
Investment Activities
   Net investment loss..................................   (0.29)    (0.26)    (0.28)      (0.25)
   Net realized/unrealized gains (losses) on investment
     transactions.......................................   (3.31)     0.73     (4.82)      10.38
                                                         -------   -------   -------     -------
       Total from investment activities.................   (3.60)     0.47     (5.10)      10.13
                                                         -------   -------   -------     -------
Distributions
   Net realized gains on investment transactions........      --     (0.86)    (1.91)      (0.19)
                                                         -------   -------   -------     -------
Net Asset Value, End of Period.......................... $  8.94   $ 12.54   $ 12.93     $ 19.94
                                                         =======   =======   =======     =======
Total Return (excludes sales charge)....................  (28.71)%    4.02%   (26.77)%    101.67%(b)
Ratios/Supplemental Data:
   Net Assets, end of period (000's).................... $19,099   $31,528   $30,011     $38,634
   Ratio of net expenses to average net assets..........    3.13%     2.64%     2.58%       2.82%(c)
   Ratio of net investment loss to average net assets...   (2.67)%   (2.09)%   (1.85)%     (2.26)%(c)
   Ratio of gross expenses to average net assets*.......    3.33%     2.84%     2.58%       2.93%(c)
   Portfolio turnover...................................   27.74%    52.13%    45.13%      55.15%

--------
* During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.
(a) For the period April 5, 1999 (commencement of operations) through March 31, 2000.
(b) Not Annualized.
(c) Annualized.

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE TECHNOLOGY FUND
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                                           Year Ended March 31,      Period Ended
                                                       ---------------------------    March 31,
                                                         2003     2002**    2001**    2000(a)**
                                                       -------   -------   -------   ------------
Net Asset Value, Beginning of Period.................. $  8.00   $ 10.22   $ 44.75     $ 50.00
                                                       -------   -------   -------     -------
Investment Activities
   Net investment loss................................   (0.21)    (0.22)    (0.56)      (0.05)
   Net realized/unrealized losses on investment
     transactions.....................................   (3.08)    (2.00)   (33.95)      (5.20)
                                                       -------   -------   -------     -------
       Total from investment activities...............   (3.29)    (2.22)   (34.51)      (5.25)
                                                       -------   -------   -------     -------
Distributions
   In excess of net realized gains on investment
     transactions.....................................      --        --     (0.02)         --
                                                       -------   -------   -------     -------
Net Asset Value, End of Period........................ $  4.71   $  8.00   $ 10.22     $ 44.75
                                                       =======   =======   =======     =======
Total Return (excludes sales charge)..................  (41.13)%  (21.72)%  (77.19)%    (10.50)%(b)
Ratios/Supplemental Data:
   Net Assets, end of period (000's).................. $ 9,447   $16,763   $12,671     $32,719
   Ratio of net expenses to average net assets........    4.12%     3.26%     2.84%       2.77%(c)
   Ratio of net investment loss to average net assets.   (3.93)%   (3.01)%   (2.48)%     (1.51)%(c)
   Ratio of gross expenses to average net assets*.....    4.62%     3.68%     2.84%       2.97%(c)
   Portfolio turnover.................................  116.42%   360.05%   199.34%      11.14%

--------
* During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.
** Adjusted for 1:5 reverse split on April 13, 2001
(a) For the period March 2, 2000 (commencement of operations) through March 31, 2000.
(b) Not Annualized.
(c) Annualized.

                      See notes to financial statements.

WILLAMETTE FAMILY OF FUNDS
WILLAMETTE GLOBAL HEALTH SCIENCES FUND
Selected data for a share of beneficial interest outstanding throughout the period indicated:

                             Financial Highlights

                                                                      Year Ended March 31, Period Ended
                                                                      -----------------     March 31,
                                                                        2003       2002      2001(a)
                                                                      -------    -------   ------------
Net Asset Value, Beginning of Period................................. $  9.28    $  8.71     $ 10.00
                                                                      -------    -------     -------
Investment Activities
   Net investment loss...............................................   (0.26)     (0.24)      (0.18)
   Net realized/unrealized gains (losses) on investments and foreign
     currency transactions...........................................   (1.73)      0.94       (1.07)
                                                                      -------    -------     -------
       Total from investment activities..............................   (1.99)      0.70       (1.25)
                                                                      -------    -------     -------
Distributions
   Net realized gains on investments and foreign currency
     transactions....................................................      --      (0.13)      (0.04)
                                                                      -------    -------     -------
Net Asset Value, End of Period....................................... $  7.29    $  9.28     $  8.71
                                                                      =======    =======     =======
Total Return (excludes sales charge).................................  (21.44)%     7.94%     (12.58)%(b)
Ratios/Supplemental Data:
   Net Assets, end of period (000's)................................. $14,343    $22,255     $20,712
   Ratio of net expenses to average net assets.......................    3.46%      2.85%       2.90%(c)
   Ratio of net investment loss to average net assets................   (3.17)%    (2.46)%     (2.30)%(c)
   Ratio of gross expenses to average net assets*....................    3.66%      3.05%       2.93%(c)
   Portfolio turnover................................................   34.28%     68.38%      52.37%

--------
* During the period, certain fees were voluntarily waived. If such voluntary fee waivers had not occurred, the ratio would have been as indicated.
(a) For the period June 19, 2000 (commencement of operations) through March 31, 2001.
(b) Not Annualized.
(c) Annualized.

                      See notes to financial statements.

                        Report of Independent Auditors
   To the Board of Trustees and Shareholders of Willamette Family of Funds:

   We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Willamette Family of Funds (comprised of Willamette Value Fund, Willamette Small Cap Growth Fund, Willamette Technology Fund, and Willamette Global Health Sciences
   Fund) (collectively "the Funds") as of March 31, 2003, the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Willamette Family of Funds as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                             /s/ Ernst & Young LLP
   Columbus, Ohio
   May 22, 2003

      Trustees and Executive Officers of The Willamette Funds (Unaudited)

  Trustees

                                                                                  Number of
                                       Term of                                  Portfolios in     Other
                        Position(s)  Office and                                 Fund Complex  Directorships
                         Held with    Length of      Principal Occupation(s)     Overseen by     Held by
Name, Address, and Age   the Trust   Time Served       During Past 5 Years         Trustee       Trustee
----------------------  ----------- -------------- ---------------------------- ------------- -------------
Non-Interested Trustees
Donald J. Clarke*         Trustee   3/01 - present Senior Vice President of           4           None
220 NW 2nd, Suite 950                              WCB Properties
Portland, OR 97209                                 (10/80 to present)
Age: 62

Steven R. Emery           Trustee   3/01 - present President of Earth2o (6/99         4           None
220 NW 2nd, Suite 950                              to present); Vice President
Portland, OR 97209                                 of Columbia Distributing
Age: 39                                            (6/94 to 12/98)

Stephen G. Mintos         Trustee   6/02 - present President of Paros Partners,       4           None
3948 Townsfair Way                                 LLC (06/01 to present);
Suite 205                                          Vice President of BISYS
Columbus, Ohio 43219                               Fund Services
Age: 49                                            (10/93 to 04/01)

* Mr. Clarke, a non-interested Trustee of the Trust, is the father-in-law of Mr. Phillips, an officer and interested Trustee of the Trust and CEO of Willamette Asset Managers, Inc., the Funds' investment adviser (the "Adviser").

                                                                               Number of
                                      Term of                                Portfolios in     Other
                       Position(s)  Office and                               Fund Complex  Directorships
                        Held with    Length of     Principal Occupation(s)    Overseen by     Held by
Name, Address, and Age  the Trust   Time Served      During Past 5 Years        Trustee       Trustee
---------------------- ----------- -------------- -------------------------- ------------- -------------
Interested Trustees
Charles Mohr*            Trustee   8/01 - present Retired; President of            4           None
220 NW 2nd, Suite 950                             BISYS Investment Services
Portland, OR 97209                                (07/98 to 09/00); CEO of
Age: 55                                           Systemic Financial
                                                  Management
                                                  (01/96 to 07/98)

Timothy C. Phillips**    Trustee   1/01 - present CEO of Phillips & Co.            4           None
220 NW 2nd, Suite 950                             Securities, Inc. (02/92 to
Portland, OR 97209                                present); CEO of
Age: 36                                           Willamette Asset
                                                  Managers, Inc.
                                                  (01/98 to present)

* Mr. Mohr may be deemed to be an "interested person," as defined by the 1940 Act, because of his equity ownership in The BISYS Group, Inc., the parent of BISYS Fund Services Limited Partnership, the Funds' distributor.
** Mr. Phillips may be deemed to be an "interested person," as defined by the 1940 Act, because of his employment with, and ownership interest in, the Adviser.

  Executive Officers

                             Position(s) Held        Term of Office and        Principal Occupation(s)
Name, Address, and Age          with Trust          Length of Time Served        During Past 5 Years
---------------------- ---------------------------- --------------------- ---------------------------------
Timothy C. Phillips    Chairman and Chief Executive    1/01 - present     CEO of Phillips & Co.
220 NW 2nd, Suite 950  Officer                                            Securities, Inc. (02/92 to
Portland, OR 97209                                                        present); CEO of Willamette
Age: 36                                                                   Asset Managers, Inc.
                                                                          (01/98 to present)

S. Christopher Clark   Secretary                       3/01 - present     President/Managing Director of
220 NW 2nd, Suite 950                                                     Phillips and Co. Securities, Inc.
Portland, OR 97209                                                        (08/93 to present); Managing
Age: 36                                                                   Director of Willamette Asset
                                                                          Managers, Inc.
                                                                          (01/98 to present)

James T. Smith         Treasurer                       3/01 - present     COO of Phillips & Co.
220 NW 2nd, Suite 950                                                     Securities, Inc. (09/94 to
Portland, OR 97209                                                        present); CFO of Willamette
Age: 36                                                                   Asset Managers, Inc.
                                                                          (01/98 to present)

The Statement of Additional Information ("SAI") includes additional information about the Trust's trustees and officers. To obtain a copy of the SAI, without charge, call (877) 945-3863.

INVESTMENT ADVISER
Willamette Asset Managers, Inc.
One Pacific Square
220 N.W. 2nd Avenue, Suite 950
Portland, Oregon 97209

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN
Union Bank of California
475 Sansome Street, 15th Floor
San Francisco, California 94111

WIL-0002 (5/03)
                                  WILLAMETTE
                                    FAMILY
                                   OF FUNDS

                               [LOGO] WILLAMETTE
                                 Asset Managers

                              Investment Adviser


                                 ANNUAL REPORT

                                March 31, 2003


                       This material must be preceded or
                     accompanied by a current prospectus.

                             The Williamette Funds